Exhibit 10.3
BOB EVANS FARMS, INC.
2010 EQUITY AND CASH INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
(For Directors)
Bob Evans Farms, Inc. (the “Company”) hereby grants the undersigned Participant an award of Shares of Restricted Stock, subject to the terms and conditions described in the Bob Evans Farms, Inc. 2010 Equity and Cash Incentive Plan (the “Plan”) and this Restricted Stock Award Agreement (this “Award Agreement”).
1.	Name of Participant:

2.	Grant Date: (the “Grant Date”)

3.	Number of Shares of Restricted Stock:

4.	Vesting:
(a)	In General. The Restricted Stock will vest on the first anniversary of the Grant Date (“Vesting Date”), subject to the Participant’s continued service with the Company on the applicable Vesting Date. Except as provided in Sections 4(b) or (c), if the Participant terminates for any reason prior to a Vesting Date, any Restricted Stock that is unvested on the date of termination will be forfeited on that date.

(b)	Accelerated Vesting. Notwithstanding the foregoing, the Restricted Stock will become fully vested on the earliest to occur of the date of Participant’s death, Disability or Retirement.

(c)	Change in Control. If there is a Change in Control, Article XII of the Plan will apply to any unvested portion of the Restricted Stock.
5.	Transfer Restrictions: Until the Restricted Stock becomes vested as described in Section 4, the Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

6.	Settling the Restricted Stock: The Restricted Stock will be held until it vests. If the applicable terms and conditions of this Award Agreement are satisfied, the Restricted Stock will be released and distributed to the Participant as soon as administratively feasible after it vests. Any fractional Shares of Restricted Stock will be settled in cash.

7.	Restrictive Covenants: Unless the Company or an Affiliate otherwise agree in writing, any unvested Shares of Restricted Stock will be forfeited if the Participant:
(a)	Serves (or agrees to serve) as an officer, director, manager, consultant or employee of any proprietorship, partnership, corporation or limited liability company or becomes the owner of a business or a member of a partnership or limited liability company that competes with any portion of the Company or an Affiliate’s business or renders any service to entities that compete with any portion of the Company or an Affiliate’s business;
(b)	Refuses or fails to consult with, supply information to, or otherwise cooperate with, the Company or any Affiliate after having been requested to do so; or

(c)	Deliberately engages in any action that the Committee concludes could harm the Company or any Affiliate.
8.	Other Terms and Conditions:
(a)	Rights Before Vesting. Before the Restricted Stock vests as described in Section 4, the Participant: (i) may exercise full voting rights associated with the Shares of Restricted Stock; and (ii) will be entitled to receive all dividends and other distributions paid with respect to the Shares of Restricted Stock, although any dividends or other distributions paid in Shares will be subject to the same restrictions terms and conditions as the Shares Restricted Stock.

(b)	Beneficiary Designation. The Participant may name a beneficiary or beneficiaries to receive Restricted Stock that is settled after the Participant’s death by completing a Beneficiary Designation Form. If the Participant has not completed a Beneficiary Designation Form or if the Participant wishes to change his or her beneficiary, he or she may complete the Beneficiary Designation Form attached to this Award Agreement as Exhibit A. The Beneficiary Designation Form does not need to be completed now and is not required to be completed as a condition of receiving the Restricted Stock. However, if the Participant dies without completing a Beneficiary Designation Form or if the Participant does not complete the form correctly, the Participant’s beneficiary will be the Participant’s surviving spouse or, if the Participant does not have a surviving spouse, the Participant’s estate.

(c)	Transferring the Award Agreement. Except to the extent the Committee permits otherwise, this Award Agreement may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. However, as described in Section 8(b), the Participant may designate a beneficiary to receive any Restricted Stock that is unsettled in the event of the Participant’s death.

(d)	Tax Withholding. Tax withholding will occur as provided for in the Plan.

(e)	Section 83(b) Election. The Participant may file an election pursuant to Section 83(b) of the Code to be taxed currently on the Fair Market Value of the Shares of Restricted Stock (less any purchase price paid for the Shares). The election will be made on a form provided by the Company and must be filed with the Internal Revenue Service no later than 30 days after the Grant Date. The Participant must seek the advice of the Participant’s own tax advisors as to the advisability of making such an election, the potential consequences of making such an election, the requirements for making such an election, and the other tax consequences of the Restricted Stock under federal, state, and any other laws that may be applicable. The Company and its Affiliates and agents have not and are not providing any tax advice to the Participant.
(f)	Governing Law. This Award Agreement will be construed in accordance with, and governed by, the laws (other than laws governing conflicts of laws) of the State of Ohio except to the extent that the Delaware General Corporation Law is mandatorily applicable.

(g)	Other Agreements. The Restricted Stock will be subject to the terms of any other written agreements between the Participant and the Company to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement. In the event of a conflict the terms of the Plan and this Award Agreement will control as to the Restricted Stock.

(h)	Plan Terms Control; Committee Interpretation. The Restricted Stock is subject to the terms and conditions described in this Award Agreement and the Plan, which is incorporated by reference into and made a part of this Award Agreement. In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern. The Committee has the sole responsibility of interpreting the Plan and this Award Agreement, and its determination of the meaning of any provision in the Plan or this Award Agreement shall be binding on the Participant.

(i)	Defined Terms. Capitalized terms that are not defined in this Award Agreement have the same meaning as in the Plan.

(j)	Signature in Counterparts. This Award Agreement may be signed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

*           *           *           *           *

PARTICIPANT

Date:
Signature

Print Name

BOB EVANS FARMS, INC.

By:	Date:

EXHIBIT A
BOB EVANS FARMS, INC.
2010 EQUITY AND CASH INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
Primary Beneficiary Designation. I designate the following person(s) as my primary beneficiary or beneficiaries, in the proportion specified, to receive or to exercise any vested Awards under the Bob Evans Farms, Inc. 2010 Equity and Cash Incentive Plan (the “Plan”) that are unpaid or unexercised at my death:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

Note: You are not required to name more than one primary beneficiary but, if you do, the sum of these percentages may not be greater than 100 percent.
Contingent Beneficiary Designation. If one or more of my primary beneficiaries dies before I die, I direct that any vested Awards under the Plan that are unpaid or unexercised at my death and that might otherwise have been paid to that beneficiary be:

_______ Allocated to my other named primary beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased primary beneficiary); or

Allocated, in the proportion specified, among the following contingent beneficiaries:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

Note: You are not required to name more than one contingent beneficiary but, if you do, the sum of these percentages may not be greater than 100 percent.

(Signature)	(Date)

Please return an executed copy of this form to us at the following address: Bob Evans Farms, Inc., 3776 S. High St., Columbus, Ohio 43207; Attention:                                          .